CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the President of Conversus StepStone Private Markets (the “Fund”), with respect to the Fund’s semi-annual report on Form N-CSR for the period ended September 30, 2021 (the “N-CSR”), as filed with the Securities and Exchange Commission (the “Commission”), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

Dated: December 2, 2021

/s/ Robert W. Long
Robert W. Long, President and Principal
Executive Officer

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Treasurer of Conversus StepStone Private Markets (the “Fund”), with respect to the Fund’s semi-annual report on Form N-CSR for the period ended September 30, 2021 (the “N-CSR”), as filed with the Securities and Exchange Commission (the “Commission”), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

Dated: December 2, 2021

/s/ Timothy A. Smith
Timothy A. Smith, Treasurer and Principal
Financial Officer